                                                                  Exhibit 10.3.3

                                                                  EXECUTION COPY

                          SECOND AMENDMENT TO AMENDED
                    AND RESTATED LOAN AGREEMENT AND CONSENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT (this "Agreement") dated as of the 31st day of October, 2000 (the "Agreement
       ---------                                                   ---------
Date"), by and among Tritel PCS, Inc. (f/k/a Tritel Holding Corp.), a Delaware
----
corporation (the "Borrower"), Tritel, Inc., a Delaware corporation (the
                  --------
"Parent"), the Lenders (as defined in the Loan Agreement defined below), and
 ------
Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative
                                                              --------------
Agent").
-----

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of March 31, 1999, as amended by that certain First Amendment thereto dated as of April 21, 1999 (as so amended, the "Loan Agreement");
                     --------------

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend the Loan Agreement as more fully set forth herein; and

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, consent to the mergers (collectively, the "TeleCorp/Tritel Merger") contemplated by that certain Agreement and Plan
     ----------------------
of Reorganization and Contribution dated as of February 28, 2000, as amended (as so amended, the "Merger Agreement") among the Parent, TeleCorp PCS, Inc. and
                 ----------------
AT&T Wireless Services, Inc., as more fully set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendment to Section 1.1.
          ------------------------

          (a) Section 1.1, Definitions, of the Loan Agreement, is hereby amended
                           -----------
by deleting each of the definitions of "Change of Control Event", "Network License Agreement", "Roaming Agreement" and "Stockholders Agreement" in its entirety and by substituting in lieu thereof the following:

          "`Change of Control Event' shall mean the occurrence or existence of
            -----------------------
     any of the following: (a) (i) prior to the TeleCorp/Tritel Merger Effective Date, any sale or other disposition by AT&T or TWR Cellular, Inc. of any shares of Capital Stock of the Parent prior to January 7, 2002, such that after giving effect thereto AT&T and TWR Cellular, Inc., collectively, shall fail to own at least fifteen percent (15%) of the Capital Stock of the Parent, other than any such sale or other disposition to an Affiliated Successor and (ii)
     on and after the TeleCorp/Tritel Merger Effective Date, any sale or other disposition by AT&T or TWR Cellular, Inc. of any shares of Capital Stock of Holdings prior to January 7, 2002, such that after giving effect thereto AT&T and TWR Cellular, Inc., collectively, shall fail to own at least fifteen percent (15%) of the Capital Stock of Holdings, other than any such sale or other disposition to an Affiliated Successor; (b) (i) prior to the TeleCorp/Tritel Merger Effective Date, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Parent, Persons owning Capital Stock of the Parent on January 7, 1999 or any Affiliated Successor, of Capital Stock representing more than twenty percent (20%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of either the Borrower or the Parent and (ii) on and after the TeleCorp/Tritel Merger Effective Date, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Holdings, Persons owning Capital Stock of Holdings on the TeleCorp/Tritel Merger Effective Date or any Affiliated Successor, of Capital Stock representing more than twenty percent (20%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Holdings; (c) (i) prior to the TeleCorp/Tritel Merger Effective Date, occupation of a majority of the seats (other than vacant seats) on the board of directors of either the Parent or the Borrower, by Persons who were not (x) nominated by the board of directors of the Parent (in the case of the Parent's board) or the Borrower (in the case of the Borrower's board), (y) appointed by directors so nominated, or (z) in the case of the Parent, appointed by shareholders of the Parent who are or were shareholders (or an Affiliated Successor of any such shareholder) of the Parent on January 7, 1999, and (ii) on and after the TeleCorp/Tritel Merger Effective Date, occupation of a majority of the seats (other than vacant seats) on the board of directors of any of Holdings, the Parent or the Borrower, by Persons who were not (X) nominated by the board of directors of Holdings (in the case of Holdings' board) or the Parent (in the case of the Parent's board) or the Borrower (in the case of the Borrower's board),
     (Y) appointed by directors so nominated, or (Z) in the case of Holdings, appointed by shareholders of Holdings who are or were shareholders (or an Affiliated Successor of any such shareholder) of Holdings on the TeleCorp/Tritel Merger Effective Date; or (d) (i) prior to the TeleCorp/Tritel Merger Effective Date, the acquisition of direct or indirect control of the Borrower or the Parent by any Person (and its Affiliated Successors) owning Capital Stock of the Parent on January 7, 1999 and (ii) on and after the TeleCorp/Tritel Merger Effective Date, the acquisition of direct or indirect control of Holdings, the Parent or the Borrower by any Person (and its Affiliated Successors) owning Capital Stock of Holdings on the TeleCorp/Tritel Merger Effective Date. Notwithstanding the foregoing, none of the following shall constitute a "Change of Control
                                                              -----------------
     Event":  (A) (1) prior to the TeleCorp/Tritel Merger Effective Date, the
     -----
     sale by AT&T or TWR Cellular, Inc. of all or any of its Capital Stock of the Parent subsequent to January 7, 2002 and (2) on and after the TeleCorp/Tritel Merger Effective Date, the sale by AT&T or TWR Cellular, Inc. of all or any of its Capital Stock of Holdings subsequent to January 7, 2002; (B) (1) prior to the TeleCorp/Tritel Merger Effective Date, the public sale by the Parent of newly issued Capital Stock in a public offering and
     (2) on and after the TeleCorp/Tritel Merger Effective Date, the public sale by Holdings of newly issued Capital Stock in a public offering; and (C) (1) prior to the TeleCorp/Tritel Merger Effective Date, the dilution of AT&T's and TWR Cellular, Inc.'s collective percentage of Capital Stock of the Parent as a result of an issuance of Capital Stock by the Parent and (2) on and after the TeleCorp/Tritel Merger Effective Date, the dilution of AT&T's and TWR Cellular, Inc.'s collective percentage of Capital Stock of Holdings as a result of an issuance of Capital Stock by the Holdings.

          `Network License Agreement' shall mean (i) prior to the
           -------------------------
     TeleCorp/Tritel Merger, the Network Membership License Agreement, dated the date hereof, by and between AT&T Corp. and the Parent and (ii) from and after the TeleCorp/Tritel Merger, the Network License Agreement by and between AT&T Wireless Services Inc. and Holdings, the Parent and/or the Borrower substantially in the form attached as Exhibit K-1 to the Merger Agreement.

          `Roaming Agreement' shall mean (i) prior to the TeleCorp/Tritel
           -----------------
     Merger, the Intercarrier Roamer Service Agreement by and between AT&T Wireless Services, Inc. and the Borrower in substantially the form attached as Exhibit F to the Securities Purchase Agreement and (ii) from and after the TeleCorp/Tritel Merger, the Intercarrier Roamer Service Agreement by and between AT&T Wireless Services Inc. and Holdings, the Parent and/or the Borrower substantially in the form attached as Exhibit K-2 to the Merger Agreement.

          `Stockholders' Agreement' shall mean (i) prior to the TeleCorp/Tritel
           -----------------------
     Merger, the Stockholders' Agreement by and among AT&T Wireless Services, Inc., the Parent, the Cash Equity Investors (as defined therein) and the Management Stockholders (as defined therein), as stockholders, dated as of January 7, 1999 and (ii) from and after the TeleCorp/Tritel Merger, the Stockholders' Agreement by and among Holdings and the Stockholders named therein dated the TeleCorp/Tritel Merger Effective Date."

          (b)  Section 1.1, Definitions, of the Loan Agreement is hereby amended
                            -----------
by adding the following new definitions in their appropriate alphabetical order:

          "`Holdings' shall mean TeleCorp-Tritel Holding Company, a Delaware
            --------
     corporation to be renamed TeleCorp PCS, Inc.

          `Merger Agreement' shall mean that certain Agreement and Plan of
           ----------------
     Reorganization and Contribution among TeleCorp PCS, Inc., Tritel, Inc. and AT&T Wireless Services, Inc. dated as of February 28, 2000, as amended.

          `TeleCorp/Tritel Merger' shall mean the mergers contemplated under the
           ----------------------
     Merger Agreement.

          `TeleCorp/Tritel Merger Effective Date' shall mean the effective date
           -------------------------------------
     of the TeleCorp/Tritel Merger pursuant to the Merger Agreement."

     2.   Amendment to Section 4.1.  Section 4.1(z), Parent Assets, of the Loan
          ------------------------                   -------------
Agreement, is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:

          "(z)  Parent Assets.  The Parent has no assets other than the Capital
                -------------
     Stock of the Borrower, investments in the Borrower and/or the Borrower's Subsidiaries permitted hereunder, rights under the Securities Purchase Agreement, rights under the Stockholders Agreement, the Bid Equity Commitments, so long as the proceeds of such Bid Equity Commitments are disposed of in accordance with Section 5.17(b) hereof and such other assets as are necessary in connection with the administration of, and the conduct of its business by, the Parent."

     3.   Amendments to Article 5.
          -----------------------

          (a)  Amendment to Section 5.17.  Section 5.17(b), Business of the
               -------------------------                    ---------------
Parent; Immediate Contributions to the Borrower, of the Loan Agreement, is
-----------------------------------------------
hereby amended by deleting such paragraph in its entirety and by substituting in lieu thereof the following:

               "(b) The Parent shall immediately (i) contribute to the Borrower upon receipt (A) any capital contributions and (B) net proceeds from the issuance of any Indebtedness (excluding Subordinated Debt and, from and after the TeleCorp/Tritel Merger Effective Date, any Indebtedness of the Parent permitted under Section 7.1(m)) and (ii) lend to the Borrower (x) the net proceeds of any Subordinated Debt, which loan shall be subordinate to the Obligations hereunder on terms reasonably satisfactory to the Required Lenders and (y) on and after the TeleCorp/Tritel Merger Effective Date, the net proceeds of any Indebtedness of the Parent permitted under Section 7.1(m), which loan shall be subordinate to the Obligations on terms reasonably satisfactory to the Administrative Agent and which loan shall have terms no less advantageous to the Lenders than those of any loan under subsection (x) of this Section 5.17(b)(ii)."

          (b)  Amendment to Section 5.20.  Section 5.20, The Bid Equity
               -------------------------                 --------------
Commitments, is hereby amended by deleting each reference to "$7,500,000"
-----------
contained therein and by substituting in lieu thereof "$7,550,000".

     4.   Amendment to Section 6.4.  Section 6.4, Copies of Other Reports, of
          ------------------------                -----------------------
the Loan Agreement, is hereby amended by deleting clause (g) in its entirety and by substituting in lieu thereof the following:

          "(g) Intentionally omitted."

     5.   Amendments to Article 7.
          -----------------------

          (a)  Section 7.1, Indebtedness of the Parent, the Borrower and the
                            ------------------------------------------------
Borrower's Subsidiaries, of the Loan Agreement, is hereby amended by (i)
-----------------------
deleting the reference to "$250,000,000" in clause (g) thereof and substituting in lieu thereof "$750,000,000"; (ii) deleting the word "and" after clause (k) thereof; (iii) deleting the period at the end of clause (l) thereof and substituting in lieu thereof "; and"; and (iv) adding at the end thereof a new clause (m) to read as follows:

               "(m) from and after the TeleCorp/Tritel Merger Effective Date, subordinated Indebtedness of the Parent to Holdings, provided that (i)
                                                               --------
          such Indebtedness shall be subordinated to all the Obligations and evidenced by a promissory note containing subordination provisions reasonably satisfactory to the Administrative Agent and shall require no payments earlier than five years from the date of issuance thereof and (ii) the aggregate amount of any payments required under such Indebtedness shall not exceed the amount of any Excess Cash Flow not required to be applied to prepay the Loans pursuant to Section 2.7(b)(iv)."

          (b)  Amendment to Section 7.4. Section 7.4(a), Liquidation, Merger or
               ------------------------                  ----------------------
Disposition of Assets, of the Loan Agreement is hereby amended by (i) deleting
---------------------
the word "or" before clause (vi) thereof; (ii) deleting the period at the end of clause (iv) and substituting in lieu thereof "; or," and (iii) adding at the end thereof a new clause (v) to read as follows:

               "(v) sale of any or all of licenses acquired from Digital PCS, Inc. respecting Florida and Georgia to Panther Wireless, LLC or other designee of AT&T Wireless Services, Inc.; provided, that the total
                                                    --------  ----
          consideration for such sale(s) shall not exceed $20,000,000 in the aggregate."

          (c)  Amendment to Section 7.6.  Section 7.6, Investments and
               ------------------------                ---------------
Acquisitions, of the Loan Agreement,  is hereby amended (i) by adding at the end
------------
of the first parenthetical thereof the following "and additional spectrum and related assets under the Borrower's existing footprint"; and (ii) by deleting each reference to "$7,500,000" contained in paragraph (e) thereof and by substituting in lieu thereof "$7,550,000".

          (d)  Amendment to Section 7.7.  Section 7.7, Limitations on
               ------------------------                --------------
Distributions, of the Loan Agreement, is hereby amended by deleting such Section
-------------
in its entirety and by substituting in lieu thereof the following:

               "Section 7.7  Limitation on Distributions.  The Parent and the
                             ---------------------------
          Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, make any Restricted Payment or Restricted Purchase; provided, however, that such Restricted Payments or Restricted
          --------  -------
          Purchases may be made if (a) the Total Leverage Ratio is less than
          5.00 to 1.00, (b) the Borrower has made all repayments from Excess Cash Flow required under Section 2.7(b)(iv) hereof, and (c) no Default or Event of Default exists, both before and after giving effect to such Restricted Payments or Restricted Purchases. Notwithstanding any of the foregoing, so long as no Default (or Event of Default in case of clause (v) below) has occurred and is continuing both before and after giving effect to the following Restricted Payments or Restricted Purchases, the Parent, the Borrower and its Subsidiaries shall be permitted to make Restricted Payments or Restricted Purchases (i) to the Parent, and on and after the TeleCorp/Tritel Merger Effective Date, Holdings, as applicable, to pay administrative and other similar costs and franchise and other similar taxes required to be paid by the Parent, and on and after the TeleCorp/Tritel Merger Effective Date, Holdings, as applicable, in each case in an aggregate amount not to exceed $1,000,000 per fiscal year, (ii) to fund, as and when due, payments of regularly scheduled interest and principal in respect of any Indebtedness incurred by the Parent that is permitted under Section
          7.1 hereof, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof, (iii) to Parent, and, on and after the TeleCorp/Tritel Merger Effective Date, to Holdings, as applicable, in an amount sufficient to enable Parent, or Holdings, as applicable, to make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Parent, the Borrower or the Borrower's Subsidiaries, in an aggregate amount not to exceed $1,000,000 per fiscal year, (iv) on and after the TeleCorp/Tritel Merger Effective Date, to Holdings and its Subsidiaries to pay management, consulting or similar fees, or any interest thereon, on account of any cost sharing or similar arrangements, provided that such fees and interest
                                           -------- ----
          shall be no greater than those that would be payable in a third party arm's-length transaction, (v) on and after the TeleCorp/Tritel Merger Effective Date, with respect to its Capital Stock to fund the obligations of the Parent or Holdings to repurchase, redeem, acquire or retire for value, or make other payments of interest in respect of, any Capital Stock of the Parent or Holdings held or previously held by any member or former member of the management of the Borrower and its Subsidiaries pursuant to any management equity subscription agreement, stock option agreement, restricted stock agreement, put agreement or other similar arrangements, provided that the aggregate amount of such
                                      -------- ----
          Restricted Payments shall not exceed $10,000,000 in any fiscal year of the Borrower, provided further that up to an aggregate of $20,000,000
                        -------- -------
          of unused amounts of permitted Restricted Payments during one or more fiscal years may be carried forward to one or more future fiscal years and (vi) on and after the TeleCorp/Tritel Merger Effective Date, by the Borrower to the Parent in an aggregate amount not to exceed $10,000,000 to fund the repurchase by the Parent of the shares of voting preference shares of the Parent held by E.B. Martin in connection with the TeleCorp/Tritel Merger. In addition, notwithstanding any of the foregoing, from and after the TeleCorp/Tritel Merger Effective Date, the Parent shall be permitted to make Restricted Payments and Restricted Purchases to Holdings (and the Borrower and its Subsidiaries shall be permitted to make Restricted Payments and Restricted Purchases to the Parent to fund such Restricted Payments and Restricted Purchases by the Parent to Holdings) in an aggregate amount not to exceed the lesser of (i) the aggregate amount contributed by Holdings to the Parent as capital or lent by Holdings to the Parent (and by the Parent to the Borrower or any of its Subsidiaries) and (ii) an amount not in excess of Excess Cash Flow, provided the prepayments required by Section 2.7(b)(iv) hereof have previously been made."

          (e)  Amendment to Section 7.13.  Section 7.13 of the Loan Agreement,
               -------------------------
Maximum Capital Expenditures, is hereby amended by deleting such Section in its
----------------------------
entirety and substituting in lieu thereof the following:

          "Section 7.13  Maximum Capital Expenditures.  (a) As of each fiscal
                         ----------------------------
     quarter end set forth below, and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit Capital Expenditures (excluding assets purchased with the proceeds of obsolete, worn out or no longer useful assets as permitted by Section 7.4(a) hereof and, on and after the TeleCorp/Tritel Merger Effective Date, excluding assets purchased with the proceeds of any capital contributed to the Parent by Holdings or any loans made to the Parent by Holdings permitted hereunder and contributed by the Parent to the Borrower as capital or otherwise lent by the Parent to the Borrower) for the Borrower and its Subsidiaries to exceed in any period:

Period                                                Total Capital Expenditures
------                                                --------------------------
The Agreement Date through December 31, 1999          $334,000,000
From January 1, 2000 through December 31, 2000        $411,000,000
From January 1, 2001 through December 31, 2001        $ 91,000,000
From January 1, 2002 through December 31, 2002        $ 15,000,000
From January 1, 2003 through December 31, 2003        $ 15,000,000
From January 1, 2004 through December 31, 2004        $ 15,000,000
From January 1, 2005 through December 31, 2005        $ 15,000,000
From January 1, 2006 through December 31, 2006        $ 15,000,000
From January 1, 2007 through December 31, 2007        $ 15,000,000

     ; provided that any permitted amount which is not spent in any period
       --------
     specified above (excluding any amount carried forward from the immediately preceding period permitted to be spent during such period) may be carried forward to the immediately subsequent period, and may be spent in addition to the otherwise applicable limitation for such period; provided further
                                                             -------- -------
     that for purposes of calculating the amount of any carry-forward amount for any period under this Section 7.13, any amount carried forward from the preceding period shall be deemed to be the first amount spent during the current period; provided, further, on and after the TeleCorp/Tritel Merger
                     --------  -------
     Effective Date, that in addition to the amounts otherwise permitted under this Section 7.13, the Borrower and its Subsidiaries may make additional Capital Expenditures in an aggregate amount not to exceed the product of
     (x) $10.00 multiplied by (y) the number of aggregate POPs located within
                -------------
     the network for the purposes of constructing voice, data, video and/or other media communication systems using new technology pursuant to a business plan and during periods approved of in advance in writing by the Required Lenders."

     6.   Other Amendments.  On and after the TeleCorp/Tritel Merger Effective
          ----------------
Date, all references to the "Management Agreement" are deemed deleted.

     7.   Consent to the TeleCorp/Tritel Merger and Waiver.
          ------------------------------------------------

          (a)  Consent.  Subject to the terms and conditions hereof,
               -------
notwithstanding any provisions of the Loan Documents, the undersigned Lenders hereby consent to the terms and conditions of the Merger Agreement and the other documents contemplated thereby and to the consummation of the TeleCorp/Tritel Merger and the transactions contemplated thereby pursuant to such terms and conditions, including, without limitation, the transactions described on Schedule 1 hereto. The Lenders hereby consent to the waiver by the parties to the TeleCorp/Tritel Merger of receipt of a final order issued by the FCC prior to the consummation of the TeleCorp/Tritel Merger. On or prior to the consummation of the TeleCorp/Tritel Merger, the Borrower and the Parent shall provide to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (i) certification to the Administrative Agent and the Lenders of the Borrower's and the Parent's compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14 and 7.15 of the
Loan Agreement, after giving effect to the TeleCorp/Tritel Merger; (ii) certification to the Administrative Agent and the Lenders that a Default does not exist under the Loan Agreement and will not be caused by the TeleCorp/Tritel Merger, after giving effect to this Agreement; (iii) evidence reasonably satisfactory to the Administrative Agent of the consummation of the TeleCorp/Tritel Merger on substantially the terms and conditions set forth in the Merger Agreement (except as provided in the second sentence of this Section 7(a)); (iv) receipt by the Administrative Agent and the Lenders of opinions of corporate and special FCC counsel to the Parent and the Borrower, opining as to the enforceability, validity and binding nature of the Loan Agreement and other Loan Documents, after giving effect to the TeleCorp/Tritel Merger; and (v) receipt by the Administrative Agent and the Lenders of confirmation by the Parent, the Borrower and any Subsidiaries of the Borrower of each of their Obligations under the Security Documents after giving effect to the TeleCorp/Tritel Merger.

          (b)  Waivers.  (i) Notwithstanding any provision of the Loan Agreement
               -------
(including, without limitation, Sections 5.20 and 7.6 of the Loan Agreement), the undersigned Lenders hereby waive any Default or Event of Default that may have resulted from Bid Equity Commitments of the Parent and the Borrower in the aggregate amount of $7,550,000 and (ii) notwithstanding any provision of the Loan Agreement (including, without limitation, Sections 7.6 and 7.18 of the Loan Agreement), the undersigned Lenders hereby waive any Default or Event of Default that may have arisen from the Parent advancing in excess of $2,500,000 in the aggregate principal amount at any time outstanding to the Mercury entities in connection with the liquidity facility described in the third item on Schedule 5
                                                                      ----------
to the Loan Agreement.

     8.   No Other Amendment or Waiver.  Notwithstanding the agreement of the
          ----------------------------
Lenders to the terms and provisions of this Agreement, the Borrower and the Parent acknowledge and expressly agree that this Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Agreement. The Loan Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

     9.   Representations and Warranties.  The Borrower and the Parent hereby
          ------------------------------
represent and warrant in favor of the Administrative Agent and each Lender as follows:

          (a) The Borrower and the Parent each has the corporate power and authority (i) to enter into this Agreement and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (b) This Agreement has been duly authorized and validly executed and delivered by one or more Authorized Signatories of the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent, enforceable against each of them in accordance with its terms, subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower and the Parent);

          (c) The execution and delivery of this Agreement and the performance by the Borrower and the Parent under the Loan Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Parent, the Borrower or any of its Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Parent, the Borrower or any of its Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which the Parent, the Borrower or any of its Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

          (d) The representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

     10.  Conditions Precedent.  The effectiveness of this Agreement is subject
          --------------------
to the receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders, the Borrower and the Parent.

     11.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     12.  Loan Documents.  Each reference in the Loan Agreement or any other
          --------------
Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

     13.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

     14.  Effective Date.  Upon satisfaction of the conditions precedent
          --------------
referred to in Section 10 hereof, the provisions of this Agreement shall (except with respect to the consent to the TeleCorp/Tritel Merger pursuant to Section 7(a) hereof) be effective as of the Agreement Date, provided, that the consent
                                                    --------
to the TeleCorp/Tritel Merger shall be effective on the date of receipt of the documents described in Section 7(a) hereof by the Administrative Agent.

     15.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                     TRITEL PCS, INC.,
                              a Delaware corporation

                              By: /s/ E.B. Martin, Jr.
                                  -----------------------------------
                              Name: E.B. Martin, Jr.
                                    ---------------------------------
                              Title: Executive Vice President/CFO
                                     --------------------------------

PARENT:                       TRITEL, INC., a Delaware corporation


                              By: /s/ E.B. Martin, Jr.
                                  -----------------------------------
                              Name: E.B. Martin, Jr.
                                    ---------------------------------
                              Title: Executive Vice President/CFO
                                     --------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 1

ADMINISTRATIVE AGENT
AND LENDER:                   TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent and as a Lender


                              By: /s/ Jeffery R. Lents
                                  ------------------------------------
                              Name: Jeffery R. Lents
                                    ----------------------------------
                              Title: Vice President
                                     ---------------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 2

                              BARCLAYS BANK PLC, as Lender


                              By: /s/ Timothy C. Harrington
                                  ----------------------------------
                                  Name: Timothy C. Harrington
                                        ----------------------------
                                  Title: Director
                                         ---------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 3

                              BANK OF AMERICA, N.A., as Lender


                              By: /s/ Roselyn Drake
                                  ---------------------------------
                                  Name: Roselyn Drake
                                        ---------------------------
                                  Title: Managing Director
                                         --------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 4

                              ABN AMRO BANK N.V., as a Lender


                              By: /s/ Alice Griffiths
                                  ----------------------------------
                                  Name: Alice Griffiths
                                        ----------------------------
                                  Title: Vice President
                                         ---------------------------


                              By: /s/ Shilpa Parandekar
                                  ----------------------------------
                                  Name: Shilpa Parandekar
                                        ----------------------------
                                  Title: Assistant Vice President
                                         ---------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 5

                              BANK OF MONTREAL, as a Lender


                              By: /s/ S. Valia
                                  ---------------------------------
                                  Name: S. Valia
                                        ---------------------------
                                  Title: Managing Director
                                         --------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 6

                              THE BANK OF NEW YORK, as a Lender


                              By: /s/ Gerry Granovsky
                                  -----------------------------------
                                  Name: Gerry Granovsky
                                        -----------------------------
                                  Title: Vice President
                                         ----------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 7

                              THE BANK OF NOVA SCOTIA, as a Lender


                              By: /s/ Ian A. Hodgart
                                  ------------------------------------
                                  Name: Ian A. Hodgart
                                        ------------------------------
                                  Title: Authorized Signatory
                                         -----------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 8

                              THE BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY, as a Lender


                              By: /s/ Michael Deadder
                                  -------------------------------------
                                  Name: Michael Deadder
                                        -------------------------------
                                  Title: Vice President
                                         ------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 9

                              CIBC INC., as a Lender


                              By: /s/ M. Beth Miller
                                  ---------------------------------------
                                  Name: M. Beth Miller
                                        ---------------------------------
                                  Title: Authorized Signatory
                                         --------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 10

                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 11

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                         By:/s/ John P. Judge
                            ----------------------------------------------------
                            Name: John P. Judge
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 12

                         CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Lender
                         By: CypressTree Investment Management Company, Inc., its Managing Member


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                         By: Cypress Tree Investment Management Company, Inc., as Portfolio Manager

                            By:_________________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 13

                         DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By: /s/ John Fleseler
                            ----------------------------------------------------
                            Name: John Fleseler
                                 -----------------------------------------------
                            Title: Senior Vice President
                                  ----------------------------------------------


                         By: /s/ Brian Schneider
                            ----------------------------------------------------
                            Name: Brian Schneider
                                 -----------------------------------------------
                            Title: Assistant Vice President
                                  ----------------------------------------------



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 14

                         EATON VANCE SENIOR INCOME TRUST, as a Lender
                         By: Eaton Vance Management, as Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                         SENIOR DEBT PORTFOLIO, as a Lender
                         By: Boston Management and Research, as Investment
                         Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 15

                         ELC (CAYMAN) LTD. CDO SERIES 1999-1, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         APEX (IDM) CDO I LTD., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 16

                         FIRST UNION NATIONAL BANK, as a Lender


                         By: /s/ Keith Northern
                            ----------------------------------------------------
                            Name: Keith Northern
                                 -----------------------------------------------
                            Title: Director/SVP
                                  ----------------------------------------------



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 17

                         FLOATING RATE PORTFOLIO, as a Lender
                         By: INVESCO Senior Secured Management, Inc. as attorney in fact


                         By: /s/ Kathleen A. Lenarcic
                            ----------------------------------------------------
                            Name: Kathleen A. Lenarcic
                                 -----------------------------------------------
                            Title: Authorized Signatory
                                  ----------------------------------------------


                         AVALON CAPITAL LTD. 2, as a Lender
                         By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor


                         By: /s/ Kathleen A. Lenarcic
                            ----------------------------------------------------
                            Name: Kathleen A. Lenarcic
                                 -----------------------------------------------
                            Title: Authorized Signatory
                                  ----------------------------------------------



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 18

                         FORTIS CAPITAL CORP., as a Lender



                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 19

                         FRANKLIN FLOATING RATE TRUST, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 20

                              HELLER FINANCIAL, INC., as a Lender


                              By: /s/ K. Craig Gallenhugh
                                 ---------------------------------------
                                  Name: K. Craig Gallenhugh
                                       ---------------------------------
                                 Title: Senior Vice President
                                       ---------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 21

                              KZH CYPRESSTREE-1 LLC, as a Lender


                              By:_______________________________________
                                 Name:__________________________________
                                 Title:_________________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 22

                              MERITA BANK PLC, as a Lender

                              By:_______________________________________
                                 Name:__________________________________
                                 Title:_________________________________

                              By:_______________________________________
                                 Name:__________________________________
                                 Title:_________________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 23

                         MERRILL LYNCH SENIOR FLOATING RATE FUND,
                         INC., as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                         Lender
                         By: Merrill Lynch Asset Management, L.P., as
                         Investment Advisor


                         By:
                            Name:__________________________________
                            Title:_________________________________


                         MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                         INCOME STRATEGIES PORTFOLIO, as a Lender
                         By: Merrill Lynch Asset Management, L.P., as
                         Investment Advisor


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         MERRILL LYNCH SENIOR FLOATING RATE FUND
                         II, INC., as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 24

                                   DEBT STRATEGIES FUND II, INC., as a Lender


                                   By:_______________________________________
                                      Name:__________________________________
                                      Title:_________________________________


                                   DEBT STRATEGIES FUND III, INC., as a Lender


                                   By:_______________________________________
                                      Name:__________________________________
                                      Title:_________________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 25

                                     METROPOLITAN LIFE INSURANCE COMPANY, as a
                                     Lender

                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 26

                              NATIONAL WESTMINSTER BANK PLC, as a Lender
                              By: NatWest Capital Markets Limited, its Agent
                              By: Greenwich Capital Markets, Inc., its Agent


                              By: /s/ Harry Paschalidis
                                 -------------------------------------------
                                 Name: Harry Paschalidis
                                      --------------------------------------
                                 Title: Assistant Vice President
                                       -------------------------------------


                              AMMC CDO I, LIMITED, as a Lender
                              By: American Money Management Corp., as Collateral Manager


                              By: /s/ David P. Meyer
                                 -------------------------------------------
                                 Name: David P. Meyer
                                      --------------------------------------
                                 Title: Vice President
                                       -------------------------------------


                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 27

                                      PARIBAS CAPITAL FUNDING LLC, as a Lender


                                      By:_____________________________________
                                         Name:________________________________
                                         Title:_______________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 28

                                      PNC BANK NATIONAL ASSOCIATION, as a Lender


                                      By: /s/ Keith R. White
                                         ---------------------------------------
                                        Name: Keith R. White
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 29

                                             ROYAL BANK OF CANADA, as a Lender


                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 30

                                              SOCIETE GENERALE, as a Lender


                                              By:_______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 31

                                    STEIN ROE & FARNHAM, INCORPORATED, as Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender


                                    By: /s/ James R. Fellows
                                       -----------------------------------------
                                       Name: James R. Fellows
                                            ------------------------------------
                                       Title: Sr. Vice President and Portfolio
                                             -----------------------------------
                                              Manager

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 32

                                       VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                       Lender


                                       By: /s/ Darvin D. Pierce
                                          --------------------------------------
                                          Name: Darvin D. Pierce
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 33

                                         VARIABLE INSURANCE PRODUCTS II: ASSET
                                         MANAGER PORTFOLIO, as a Lender


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         VARIABLE INSURANCE PRODUCTS II: ASSET
                                         MANAGER: GROWTH PORTFOLIO, as a Lender

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         FIDELITY ADVISOR SERIES II: FIDELITY
                                         ADVISTOR FLOATING RATE HIGH FUND, as a
                                         Lender


                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                     SECOND AMENDMENT TO AMENDED
                                         AND RESTATED LOAN AGREEMENT AND CONSENT

                                                               Signature Page 34

                                  SCHEDULE 1
                                  ----------

                        SUMMARY OF MERGER TRANSACTIONS

     TeleCorp PCS, Inc. ("TeleCorp") formed a new company, TeleCorp-Tritel Holding Company, with two subsidiaries, TTHC First Merger Sub, Inc. ("First Merger Sub") and TTHC Second Merger Sub, Inc. ("Second Merger Sub"). At the time the merger is completed:

     . First Merger Sub will be merged into TeleCorp, TeleCorp will be the surviving corporation and TeleCorp will change its name to TeleCorp Wireless, Inc;

     . Second Merger Sub will be merged into Tritel, Inc. ("Tritel"), Tritel will be the surviving corporation and Tritel's Certificate of Incorporation and By-Lays will be amended and restated in their entirety to read as is set forth for the Second Merger Sub (the "Second Merger");

     . TeleCorp and Tritel stockholders will become stockholders of Holding Company through the conversion of their respective capital stock for Holding Company capital stock; and

     .    Holding Company will change its name to TeleCorp PCS, Inc.

          As a result, TeleCorp and Tritel will each become a wholly owned subsidiary of Holding Company.